THRIVENT SERIES FUND, INC.

Supplement to Prospectus
dated May 1, 2004

The "Thrivent Partner All Cap Portfolio" section of the Investment Subadvisers and Portfolio Managers is amended and restated to read as follows:

Thrivent Partner All Cap Portfolio

Thrivent Financial has engaged Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, as investment subadviser for the Thrivent Partner All Cap Portfolio. In addition, FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR, serves as the sub-subadviser for the Thrivent Partner All Cap Portfolio. FMRC will be primarily responsible for choosing investments for the Portfolio. FMR was founded in 1946 and has grown into one of the world's largest money managers and financial service providers. As of March 30, 2004, FMR and its affiliate, FMRC, managed over $610 billion in discretionary assets.

Bruce Dirks, Portfolio Manager is responsible for the day-to-day management of the Portfolio. He has been associated with FMR since 2000, and has over 13 years in the financial services industry. Prior to joining FMR, Mr. Dirks served seven years as a Vice President of Investments at TRW Investment Management Corporation.

The date of this Supplement is February 9, 2005.

Please include this Supplement with your Prospectus.